Copyright O.I. Corporation 2008 Opportunity through Innovation™ O.I. Corporation’s Vision for the Future J. Bruce Lancaster Donald P. Segers Craig A. Marvin Exhibit 99.1

Copyright O.I. Corporation 2008
Forward-Looking Statement Disclaimer
This presentation includes certain statements that may be deemed to be
"forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,”
“anticipate,” “believe,” “expect,” “project,” or “intend”. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.
Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.
The forward-looking statements in this presentation are made only as of the date of this presentation. We undertake no
obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or
otherwise.

Copyright O.I. Corporation 2008
• Who Are We and What Do We Do?
– Introduction of Management Team
– Business Overview
– Locations
• Where Have We Been?
– 2007 Review
– Historical Perspective
• Where are We Going?
– Vision and Mission
– Company Goals
– Markets Served
– Major Product Lines
• How Will We Get There?
– Sales by Market
– Sales by Geography
– Future Opportunities
• How Will We Measure Success?
– Merger and Acquisitions
– Shareholder Value
Presentation Outline

Copyright O.I. Corporation 2008
New Management Team
• J. Bruce Lancaster
Chief Executive Officer and Chief Financial
Officer
• Donald P. Segers, Ph.D.
President and Chief Operating Officer
• Craig A. Marvin
Vice President of Sales and Marketing

Copyright O.I. Corporation 2008
Business Overview
• Established Manufacturer of
Instrumentation for Chemical Analysis
• Expertise & Presence in Water and Air
Testing – “Green is Now Blue”
• New Products from R&D Efforts Planned
for Release Starting in 2008
• Historically Profitable
• Strong Financial Position

Copyright O.I. Corporation 2008
Operating Locations
O.I. Corporation
(d.b.a. O.I. Analytical)
Headquarters College Station, TX
CMS Research Corporation
(d.b.a. CMS Field Products,
a division of O.I. Analytical)
Pelham, AL
O.I. Analytical China
(Technical Support Center)
Shanghai PR China
www.oico.com

Copyright O.I. Corporation 2008
2007 – A Year of Challenges and Changes
• Stock-Option Investigation Resolved
• New Management
• Dutch Tender – 300,000 Shares
• Implemented New ERP System
• Improved Employee Retention
• Overall Sales Volume Decrease
• Solid Performance at CMS in 2007
• Strong Year-End Financial Position
• Significant Backlog at Year-End

Copyright O.I. Corporation 2008
2007 Financial Results

Twelve Months Ended
            December 31

2007 2006
Net revenues $27,133 $30,264
Operating income $(17) $2,869
Adjustments
Stock Option Investigation $1,350
Wiley Contract $1,000
Adjusted Earnings $1,333 $1,869

Copyright O.I. Corporation 2008
Historical Sales Review
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07
Year
Environmental
market down-turn
1992
CMS acquisition
1994
Agilent OEM to VAR
1988
Agilent VAR to OEM
2000
Consolidation of key
laboratory customers
2006 - 2007

Copyright O.I. Corporation 2008
A New Vision and Mission
Opportunity through Innovation™
“To improve the quality of life by
providing innovative technologies for
chemical analysis combined with
exceptional customer support.”

OI Analytical

Opportunity through Innovation™

O·I·CORPORATION

Copyright O.I. Corporation 2008 Goals, Markets, and Products

Copyright O.I. Corporation 2008
Our Major Goals
• Growth
• Improved Profitability
• Exceptional Customer Focus
– Product quality enhancements
– Expanded service commitment
• Differentiated Products
– Core products
– New products

Copyright O.I. Corporation 2008
Protecting Natural Resources Protects Health
Over 5 Million people
per year die from
water borne causes
Over 4 Million
people per year die
from causes related
to air pollution
Over 2 Million people
per year die from
causes related to food
quality and safety
Up to 20% of
cancers attributed
to poor air quality
Data source: WHO, CDC

Copyright O.I. Corporation 2008
Markets Served
• Principal Markets
– Environmental Testing
– Chemical Agent Monitoring
• Other Markets
– Drinking and Wastewater Treatment
– Chemical and Petrochemical
– Pharmaceutical
– Food and Beverage

Copyright O.I. Corporation 2008
Analytical Applications
Product Lines
On-line
Monitors
Laboratory
Air Monitoring
Automated Chemistry Analyzers
TICS/TIMS Monitoring Systems
Refrigerant Monitoring Systems
Sample Introduction Systems
Gas Chromatography
Detectors & Systems
Total Organic Carbon Analyzers
Chemical Warfare Agent
Monitoring Systems
Water Quality Analyzers
Sample Preparation Systems

Copyright O.I. Corporation 2008
Product Developments
• Enhancements for Core Products
– Solid-state NDIR
– Electrochemical oxidation for TOC
• MINICAMS
®
– New materials testing capabilities
• New Technologies
– ElectroTOC on-line monitor
– Ion-CCD mass spectrometer

Copyright O.I. Corporation 2008 Future Growth

Copyright O.I. Corporation 2008
Growth
• Organic Growth
– New Technologies
– New Markets
– Capitalizing on Water Testing Initiatives
• Strategic Alliances
– Channel Expansion
– Broader Product Portfolio
– Complementary Technologies

Copyright O.I. Corporation 2008
Markets and Drivers
Petrochemical
Productivity/Compliance
ACA, S/I, Det
Pharmaceutical
Compliance/Safety
TOC, S/I
Food, Flavor
Productivity/Safety
Det, S/I
CWA Monitoring
Safety/Reliability
MINICAMS
Municipalities
Compliance
TOC, ACA, S/I, Det
Environmental
Productivity/Compliance
TOC, ACA, S/I

Copyright O.I. Corporation 2008 Current Sales by Market Sector Chemical Agent Monitoring Environmental Pharma Municipal Process Petrochem Food, Flavor, Fragrance

Copyright O.I. Corporation 2008 Target Sales by Market Sector Chemical Agent Monitoring Environmental Pharma Municipal Process Petrochem Food, Flavor, Fragrance

Copyright O.I. Corporation 2008 Current Regional Sales Distribution Domestic Europe, Middle East, Africa Asia Pacific China Latin America

Copyright O.I. Corporation 2008 Target Regional Sales Distribution Domestic Europe, Middle East, Africa Asia Pacific China Latin America

Copyright O.I. Corporation 2008 Growth and Profitability

Copyright O.I. Corporation 2008
Merger and Acquisition
Right Fit – Right Time
• Innovative Technologies
• New Markets
• Leverage Core Capabilities
• Target Profitable Companies
• Line of Credit to Support M&A Activity

Copyright O.I. Corporation 2008
Shareholder Value
• Increase Sales
– Increase market share
– Enter new markets
• Higher Margins
– Continued development of innovative technology
• Maximize ROI on Resource Allocation
– Effective investment of capital and
human resources
– Cost control
• Work Smarter
– Focus on opportunities with a high probability for
success

Copyright O.I. Corporation 2008 Corporate Information O.I. Corporation (NASDAQ: OICO) 151 Graham Road P.O. Box 9010 College Station, Texas 77842-9010 (979) 690-1711 www.oico.com